Exhibit 10.92


                             LEASEHOLD DEED OF TRUST

THIS LEASEHOLD DEED OF TRUST (this "Deed of Trust") made as of the 21st day of July, 2004, by S&W OF LAS VEGAS, L.L.C., a Delaware limited liability company, having an address at c/o The Smith & Wollensky Restaurant Group, Inc., 1114 First Avenue, New York, New York 10021 (the "Grantor") to FIRST AMERICAN TITLE COMPANY OF NEVADA, INC., as trustee, having an address at 3760 Pecos-McLeod, #7, Las Vegas, Nevada 89121 (the "Trustee"), for the benefit of MORGAN STANLEY DEAN WITTER COMMERCIAL FINANCIAL SERVICES, INC., a Delaware corporation, having an address at 2000 Westchester Avenue, 2nd Floor N.E., Purchase, New York 10577 (the "Beneficiary").

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, the Grantor is the owner of a leasehold estate in the premises described in Exhibit A attached hereto (the "Premises") under and pursuant to the provisions of the lease described in Exhibit A-1 attached hereto (the "Subject Lease");

         WHEREAS, the Grantor is a party to a certain Line of Credit Agreement of even date herewith among the Grantor, The Smith & Wollensky Restaurant Group, Inc., Smith & Wollensky of Boston LLC, and the Beneficiary (such agreement and any and all amendments, modifications, extensions, renewals or replacements thereto, is referred to herein as the "Loan Agreement"; all capitalized terms used herein which are not defined herein shall have the meanings given to them in the Loan Agreement);

         WHEREAS, subject to the terms and conditions of the Loan Agreement, the Beneficiary has agreed to extend a commercial line of credit under which the Beneficiary will make advances to the Grantor (the "Advances"), which is evidenced by a Promissory Note of even date herewith in the principal amount of up to Two Million and 00/100 Dollars ($2,000,000.00) [as the same may be amended or restated from time to time, the "Note"]; and

         WHEREAS, it is a condition to the obligation of the Beneficiary to make the Advances that the Grantor execute and deliver this Deed of Trust.

         NOW THEREFORE, TO SECURE PAYMENT AND PERFORMANCE OF THE FOLLOWING OBLIGATIONS (collectively, the "Obligations"):

                  (i) Prompt payment and performance of all obligations of the Grantor under, with respect to and arising in connection with the Loan Agreement, the Note, this Deed of Trust and the other Loan Documents (as herein defined), including without limitation, all obligations to the Beneficiary for fees, costs and expenses, including attorneys' fees, as provided herein or therein;

                  (ii) Payment of all sums advanced by the Beneficiary or the Trustee to protect the Trust Property (as defined herein), with interest thereon at the Default Rate (as defined herein);


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                  (iii) All renewals, extensions,  amendments,  restatements and changes of, or substitutions or replacements for, all or any part of any of the obligations described in clause (i) hereof; and

                  (iv) Payment of all sums advanced and costs and expenses incurred by the Beneficiary (or by the Trustee) in connection with any of the foregoing obligations or in connection with the perfection and the security therefor, whether such advances, costs and expenses were made or incurred at the request of the Grantor or the Beneficiary (or the Trustee);

THE GRANTOR BY THESE PRESENTS HEREBY IRREVOCABLY grants, gives, bargains, sells, alienates, enfeoffs, conveys, confirms, sets over, delivers, assigns and transfers to the Trustee and its successors and assigns, IN TRUST FOREVER, WITH POWER OF SALE, pursuant to this Deed of Trust and applicable law, for the benefit of the Beneficiary, all right, title and interest of the Grantor now owned, or hereafter acquired, in and to the property, rights and interests hereinafter described in granting clauses (a) through (l) [all property of any kind described in said clauses (a) through (l) being, collectively, the "Trust Property"] including, without limitation, (i) such Trust Property that is real property under the laws of the State of Nevada (such Trust Property that is also such real property being collectively, the "RP Collateral"); (ii) any RP Collateral or UCC Collateral (defined below) that is deemed a "fixture" under the Uniform Commercial Code of the State of Nevada (the "Nevada UCC"); and (iii) Trust Property that is not RP Collateral to the full extent that Trust Property may be subject to the Uniform Commercial Code of the State of New York
(collectively, the "UCC Collateral"); provided, however, such grant of the Leases and Rents shall be absolute and unconditional as set forth in Paragraph 7 below:

                  (a) (i) the Subject Lease and the leasehold estate in the Premises created thereunder; (ii) the buildings and improvements owned by the Grantor now or hereafter located on the Premises (the "Improvements"); (iii) all modifications, extensions and renewals of the Subject Lease and all credits, deposits, options, purchase options, privileges and rights of the Grantor under the Subject Lease, including, but not limited to, the right, if any, to renew or extend the Subject Lease for a succeeding term or terms, or to acquire fee title to or other interest in all or any portion of the Premises or to the Improvements; and (iv) all of the Grantor's rights and remedies at any time arising under or pursuant to Section 365(h) of the Bankruptcy Code, 11 U.S.C.
Section 101 et seq. (the "Bankruptcy Code"), including, without limitation, all of the Grantor's rights thereunder to remain in possession of the Premises and the Improvements;

                  (b) all of the estate, right, title, claim or demand of any nature whatsoever of the Grantor, either in law or in equity, in possession or expectancy, in and to the Premises or any part thereof;

                  (c) all easements, rights-of-way, gores of land, streets, ways, alleys, passages, sewer rights, waters, water courses, water rights and powers, and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments, and appurtenances of any nature whatsoever, in any way belonging, relating or pertaining to the Premises (including, without limitation, any and all development rights, air rights or similar or comparable rights of any nature whatsoever now or hereafter appurtenant to the Premises or now or hereafter transferred to the Premises);


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                  (d) all machinery,  apparatus,  equipment,  fittings, fixtures and other property of every kind and nature whatsoever and all additions thereto and renewals and replacements thereof, and all substitutions therefor now owned or hereafter acquired by the Grantor, or in which the Grantor has or shall have an interest, now or hereafter located upon or in, or attached to, any portion of the Premises or appurtenances thereto, or located off-site from the Premises but purchased with the proceeds of the Advances or of any other loans made to the Grantor by the Beneficiary and used or usable in connection with the present or future operation and occupancy of the Premises and all building equipment, materials and supplies of any nature whatsoever owned by the Grantor, or in which the Grantor has or shall have an interest, now or hereafter located upon the Premises and whether stored at the Premises or off-site if used in connection with such operation and occupancy (collectively, the "Equipment"), and the right, title and interest of the Grantor in and to any of the Equipment which may be subject to any security agreements (as defined in the Nevada UCC), superior in lien to the lien of this Deed of Trust and all proceeds and products of any of the above;

                  (e) all awards or payments, including interest thereon, and the right to receive the same, which may be made with respect to the Premises, whether from the exercise of the right of eminent domain (including any transfer made in lieu of the exercise of said right), or for any other injury to or decrease in the value of the Premises;

                  (f) all leases and other agreements (other than the Subject Lease) affecting the use or occupancy of the Premises now or hereafter entered into (the "Leases") and the right to receive and apply the rents, issues and profits of the Premises (the "Rents") to the payment of the Obligations;

                  (g) all right, title and interest of the Grantor in and to (i) all contracts from time to time executed by the Grantor or any manager or agent on its behalf relating to the ownership, construction, maintenance, repair, operation, occupancy, sale or financing of the Premises or any part thereof and all agreements relating to the purchase or lease of any portion of the Premises or any property which is adjacent or peripheral to the Premises, together with the right to exercise such options and all leases of Equipment, (ii) all consents, licenses (to the extent such grant is permitted by law), building permits, certificates of occupancy and other governmental approvals relating to construction, completion, occupancy, use or operation of the Premises or any part thereof, and (iii) all drawings, plans, specifications and similar or related items relating to the Premises;

                  (h) all trade names, trademarks, logos, copyrights, good will and books and records relating to or used in connection with the operation of the Premises or any part thereof; all general intangibles related to the operation of the Premises now existing or hereafter arising;

                  (i) all accounts and revenues arising from the operation of the Premises, including, without limitation, (i) any right to payment now existing or hereafter arising for goods sold or for services rendered, whether or not yet earned by performance, arising from the operation of the Premises and
(ii) all rights to payment from any consumer credit-charge card organization or entity, including, without limitation, payments arising from the use of any credit or debit card, including those now existing or hereafter created, substitutions therefor, proceeds thereof (whether cash or non-cash, movable or immovable, tangible or intangible) received upon


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the sale,  exchange,  transfer,  collection or other disposition or substitution thereof and any and all of the foregoing and proceeds therefrom;

                  (j) all proceeds of and any unearned premiums on any insurance policies covering the Premises, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Premises and all refunds of Taxes (as herein defined);

                  (k) the right, in the name and on behalf of the Grantor, to appear in and defend any action or proceeding brought with respect to the Premises and to commence any action or proceeding to protect the interest of the Beneficiary in the Premises; and

                  (l) all rights and estates in reversion or remainder to any existing and future corrections, modifications, supplements or amendments to, or renewals, extensions or ratifications of, or replacements or substitutions for, or accessions, additions or attachments to, or proceeds (both cash and non-cash) of, any of the foregoing, and all privileges and appurtenances thereunto belonging.

         IN FURTHERANCE OF THE FOREGOING GRANTS, BARGAINS, SALES, ASSIGNMENTS, TRANSFERS AND CONVEYANCES, AND TO PROTECT THE TRUST PROPERTY AND THE SECURITY GRANTED BY THIS DEED OF TRUST, THE GRANTOR COVENANTS AND AGREES WITH AND REPRESENTS AND WARRANTS TO THE BENEFICIARY AS FOLLOWS:

         1.       Payment of Obligations.

                  The Grantor will pay the Obligations at the time and in the manner provided for the payment thereof in the Loan Agreement, the Note and the other Loan Documents. The Loan Agreement and the Note provide for a variable rate of interest.

         2.       Habendum and Warranty of Title.

                  (a) The Grantor represents that the Grantor is the lawful owner of the Trust Property in existence on the date hereof, with good right and authority to encumber and convey it, and that the RP Collateral is free and clear of all liens, claims and encumbrances, subject to the terms and condition of the Subject Lease and the other title exceptions expressly set forth in the title insurance policy issued to the Beneficiary in connection with the Advances and insuring the lien of this Deed of Trust. The Grantor hereby binds the Grantor and the Grantor's successors and assigns to forever WARRANT and DEFEND the Trust Property and every part of it unto the Trustee, his successors or substitutes in the Trust, and his or their assigns, against the claims and demands of every person whomsoever lawfully claiming or to claim it or any part of it (such warranty to supersede any provision contained in this Deed of Trust limiting the liability of the Grantor), subject to the terms and conditions of the Subject Lease and the other title exceptions expressly set forth in the title insurance policy issued to the Beneficiary in connection with the Advances and insuring the lien of this Deed of Trust. The Grantor further represents and warrants (i) the Subject Lease is in full force and effect and has not been modified in any manner whatsoever, (ii) there are no defaults under the Subject Lease and no event has occurred,


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which but for the  passage  of time,  or notice,  or both,  would  constitute  a default under the Subject Lease, (iii) all rents, additional rents and other sums due and payable under the Subject Lease have been paid in full, and (iv) no action has commenced and no notice has been given or received for the purpose of terminating the Subject Lease.

                  (b) The Grantor also represents and warrants that (i) the Grantor is now, and after giving effect to this Deed of Trust, will be in a solvent condition, (ii) the execution and delivery of this Deed of Trust by the Grantor does not constitute a "fraudulent conveyance" within the meaning of Title 11 of the United States Code as now constituted or under any other applicable statute, and (iii) no bankruptcy or insolvency proceedings are pending or contemplated by or against the Grantor.

         3.       Insurance.

                  At all times prior to the termination of this Deed of Trust, the Grantor (i) will keep the Improvements and the Equipment insured against loss or damage by fire, standard extended coverage perils and such other hazards as the Beneficiary shall from time to time require in amounts approved by the Beneficiary on a so-called "special form" policy, which amounts shall in no event be less than 100% of the full insurable replacement value of the Improvements and the Equipment and shall be sufficient to meet all applicable co-insurance requirements and will maintain such other forms of insurance coverage with respect to the Trust Property as the Beneficiary shall require, and (ii) will maintain rental and business interruption insurance and such other insurance as the Beneficiary may from time to time require, in amounts approved by the Beneficiary, including, without limitation, comprehensive general public liability insurance covering injury and damage to persons and property naming the Beneficiary as an additional insured. All policies of insurance (the "Policies") shall be issued by insurers having a minimum policy holders rating of "A-" per the latest rating publication of Property and Casualty Insurers by A.M. Best Company and shall have a financial size category of not less than IX, and who are lawfully doing business in the state of Nevada and are otherwise acceptable in all respects to the Beneficiary. All Policies shall include a provision that such Policy (a) will not be cancelled, altered or in any way limited in coverage or reduced in amount unless the Beneficiary is notified in writing at least thirty (30) days prior to such cancellation or change, (b) shall contain a mortgagee non-contribution clause endorsement or an equivalent endorsement satisfactory to the Beneficiary naming the Beneficiary as the person to which all payments made by the insurer thereunder shall be paid and shall otherwise be in form and substance satisfactory in all respects to the Beneficiary and (c) shall indicate the Beneficiary's address as Morgan Stanley Dean Witter Commercial Financial Services, Inc., 2000 Westchester Avenue, 2nd Floor N.E., Purchase, New York 10577, or such other address as the Beneficiary may designate from time to time. Blanket insurance policies shall not be acceptable for the purposes of this Paragraph 3 unless otherwise approved to the contrary by the Beneficiary. The Grantor shall pay the premiums for the Policies as the same become due and payable. At the request of the Beneficiary, the Grantor will deliver the Policies to the Beneficiary. Not later than ten (10) days prior to the expiration date of each of the Policies, the Grantor will deliver to the Beneficiary a renewal policy or policies marked "premium paid" or accompanied by other evidence satisfactory to the Beneficiary that the Policies are in effect and the premiums have been paid. If at any time the Beneficiary is not in receipt of written evidence that all insurance required hereunder is in full force and effect, the Beneficiary shall have the right without notice to the


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Grantor to take such action as the  Beneficiary  deems  necessary to protect its interest in the Trust Property, including, without limitation, the obtaining of such insurance coverage as the Beneficiary in its sole discretion deems appropriate, and all expenses incurred by the Beneficiary in connection with such action or in obtaining such insurance and keeping it in effect shall be paid by the Grantor to the Beneficiary upon demand. The Grantor shall at all times comply with and shall cause the Improvements and Equipment and the use, occupancy, operation, maintenance, alteration, repair and restoration thereof to comply with the terms, conditions, stipulations and requirements of the Policies. If the Premises, or any portion of the Improvements or the Equipment, is located in a Federally designated "special flood hazard area," in addition to the other Policies required under this Paragraph 3, a flood insurance policy shall be delivered by the Grantor to the Beneficiary. If no portion of the Premises is located in a Federally designated "special flood hazard area" such fact shall be substantiated by a certificate in form satisfactory to the Beneficiary from a licensed surveyor, appraiser or professional engineer or other qualified person. If the Trust Property shall be damaged or destroyed, in whole or in part, by fire or other property hazard or casualty, the Grantor shall give prompt notice thereof to the Beneficiary. Sums paid to the Beneficiary by any insurer may be retained and applied by the Beneficiary toward payment of the Obligations, or held as cash collateral therefor, whether or not then due and payable in such order, priority and proportions as the Beneficiary in its discretion shall deem proper or, at the discretion of the Beneficiary, the same may be paid, either in whole or in part, to the Grantor for such purposes as the Beneficiary shall designate. If the Beneficiary shall receive and retain such insurance proceeds, the lien of this Deed of Trust shall be reduced only by the amount thereof received and retained by the Beneficiary and actually applied by the Beneficiary in reduction of the Obligations. This Paragraph 3 is subject to the terms of the Subject Lease.

         4.       Payment of Taxes, etc.

                  (a) To the extent that the Grantor is obligated to pay the same under the Subject Lease or under applicable law, the Grantor shall pay all taxes, assessments, water rates, sewer rents and other charges, including vault charges and license fees for the use of vaults, chutes and similar areas adjoining the Premises, now or hereafter levied or assessed against the Trust Property and the Premises (the "Taxes") prior to the date upon which any fine, penalty, interest or cost may be added thereto or imposed by law for the nonpayment thereof, and the Grantor shall deliver to the Beneficiary, upon request, receipted bills, canceled checks and other evidence satisfactory to the Beneficiary evidencing the payment of the Taxes prior to the date upon which any fine, penalty, interest or cost may be added thereto or imposed by law for the nonpayment thereof.

                  (b) After prior notice to the Beneficiary, in the case of any material item, the Grantor, at its own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the amount or validity or application in whole or in part of any of the Taxes, provided that (i) no default shall have occurred and shall be continuing under the Note or this Deed of Trust, (ii) the Grantor is permitted to do so under the provisions of the Subject Lease, (ii) such proceeding shall suspend the collection of the contested Taxes from the Grantor and from the Trust Property, (iv) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which the Grantor or the Trust Property is subject and shall not constitute a default thereunder,
(v) neither


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the Trust  Property nor any part  thereof nor any  interest  therein will in the opinion of the  Beneficiary be in danger of being sold,  forfeited,  terminated,
canceled  or  lost,   and  (vi)  the   Grantor   shall  have  set  aside  in  an
interest-bearing account with the Beneficiary, and otherwise in a manner satisfactory to the Beneficiary, adequate cash reserves for the payment of the contested Taxes, together will all interest and penalties thereon, or in the alternative the Grantor shall have furnished such security as may be required in the proceeding, or as may otherwise be requested or required by the Beneficiary to insure the payment of the contested Taxes, together with all interest and penalties thereon, and, provided further, that if at any time the Beneficiary determines, in its sole and absolute discretion, that payment of any tax, assessment or other charge shall become necessary to prevent the delivery of a tax deed conveying the Trust Property or any portion thereof because of non-payment of any such sums, then the Grantor shall pay or cause to be paid the sums in sufficient time to prevent the delivery of such tax deed.

                  (c) If a default shall occur under the Note or this Deed of Trust either prior to, or after, initiating said proceeding, the Beneficiary shall have the right to either initiate or continue said proceeding, as the case may be, either in its own name or as agent of the Grantor. The Grantor shall cooperate with the Beneficiary and make available to the Beneficiary upon demand any and all information, and execute any documents or pleadings, which the Beneficiary may reasonably require. The Beneficiary shall then conduct said proceeding in a manner it deems appropriate, and at its own expense, subject to any right of reimbursement from the Grantor in accordance with the provisions of this Deed of Trust.

         5.       Escrow Fund.

                  To the extent that the Grantor is obligated to pay the Taxes under the Subject Lease or under applicable law, the Grantor will, at the option of the Beneficiary, pay to the Beneficiary on the first day of each calendar month one-twelfth of an amount (the "Escrow Fund") which would be sufficient to pay the Taxes payable, or estimated by the Beneficiary to be payable, during the ensuing twelve (12) months. The Beneficiary will apply the Escrow Fund to the payment of Taxes which are required to be paid by the Grantor pursuant to the provisions of this Deed of Trust. If the amount of the Escrow Fund shall exceed the amount of the Taxes payable by the Grantor pursuant to the provisions of this Deed of Trust, the Beneficiary shall, in its discretion, (a) return any excess to the Grantor, (b) credit such excess against future payments to be made to the Escrow Fund or (c) credit such excess against the Debt in such priority and proportions as the Grantor in its sole discretion shall deem proper. In returning such excess, the Beneficiary may deal with the person shown on the records of the Beneficiary to be the owner of the Trust Property. If the Escrow Fund is not sufficient to pay the Taxes, as the same become payable, the Grantor shall pay to the Beneficiary, upon request, an amount which the Beneficiary shall estimate as sufficient to make up the deficiency. Any amounts in the Escrow Fund may not be commingled with the general funds of the Beneficiary and shall constitute additional security for the Obligations and shall bear interest.

         6.       Condemnation.

                  Notwithstanding any taking of all or any portion of the Trust Property by any public or quasi-public authority through eminent domain or otherwise, the Grantor shall continue to pay the Obligations at the times and in the manner provided therefor in the Note, this Deed of


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Trust and the other Loan  Documents,  and the  Obligations  shall not be reduced until any award or payment therefor shall have been actually received and applied by the Beneficiary to the reduction of the Obligations. The Beneficiary may hold such award or payment as cash collateral for the Obligations and/or apply all or any of the same to the reduction of the Obligations whether or not then due and payable in such order, priority and proportions as the Beneficiary in its discretion shall deem proper. If the Trust Property is sold, through foreclosure or otherwise, prior to the receipt by the Beneficiary of such award or payment, the Beneficiary shall have the right, whether or not a deficiency judgment shall have been sought, recovered or denied with respect to the Obligations, to receive such award or payment, or a portion thereof sufficient to pay the Obligations, whichever is less. The Grantor shall file and prosecute its claim or claims for any such award or payment in good faith and with due diligence and cause the same to be collected and paid over to the Beneficiary. The Grantor hereby irrevocably authorizes and empowers the Beneficiary, in the name of the Grantor or otherwise, to collect and receipt for any such award or payment and to file and prosecute such claim or claims. Although it is hereby expressly agreed that the same shall not be necessary in any event, the Grantor shall, upon demand of the Beneficiary, make, execute and deliver any and all assignments and other instruments sufficient for the purpose of assigning any such award or payment to the Beneficiary, free and clear of any encumbrances of any kind or nature whatsoever.

         7.       Leases and Rents.

                  (a) Grantor hereby absolutely and unconditionally assigns, sells, transfers and conveys all of the right, title and interest in and to all Leases and all renewals, replacements and guarantees thereof along with all of the Rents to Beneficiary. This assignment is absolute in nature and not an assignment for additional security only. Subject to the terms of this Paragraph 7, the Beneficiary waives the right to enter the Premises for the purposes of collecting the Rents, and grants the Grantor the right to collect the Rents. The Grantor shall hold the Rents, or an amount sufficient to discharge all current sums due in respect of the Obligations in trust for use in payment of the Obligations. The right of the Grantor to collect the Rents may be revoked by the Beneficiary without notice upon any default under the terms of the Note or this Deed of Trust. Following such revocation, the Beneficiary may retain and apply the Rents toward payment of the Obligations, in such order, priority and proportions as the Beneficiary, in its discretion, shall deem proper, or to the operation, maintenance and repair of the Trust Property, and irrespective of whether the Beneficiary shall have commenced any sale or foreclosure of this Deed of Trust or shall have applied or arranged for the appointment of a receiver. The Grantor shall not, without the consent of the Beneficiary, make, or suffer to be made, any Leases or modify or cancel any Leases, or accept prepayments of installments of the Rents for a period of more than one (1) month in advance or further assign the whole or any part of the Rents. Notwithstanding the foregoing, the Beneficiary will not unreasonably withhold its consent to the Grantor making a new Lease or renewing an existing Lease provided that (i) no Event of Default has occurred hereunder and (ii) such new or renewed Lease is
(a) for actual occupancy, (b) at market rents, (c) for a reputable use as reasonably determined by the Beneficiary and (d) made pursuant to documentation in form and substance satisfactory in all respect to the Beneficiary. The Grantor shall (a) fulfill or perform each and every provision of the Leases on the part of the Grantor to be fulfilled or performed, (b) promptly send copies of all notices of default which the Grantor shall send or receive under the Leases to the Beneficiary, and (c) enforce the performance or observance of the provisions thereof by the tenants thereunder. The Grantor shall from time to time, but not less frequently than once every 180 days, provide to the Beneficiary a complete and detailed leasing status report with respect to the Improvements, which leasing status report shall be in form and substance satisfactory in all respects to the Beneficiary. In addition to the rights which the Beneficiary may have herein, in the event of any default under this Deed of Trust, the Beneficiary, at its option, may require the Grantor to pay monthly in advance to the Beneficiary, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of such part of the Premises as may be in possession of the Grantor. Upon default in any such payment, the Grantor will vacate and surrender possession of the Premises to the Beneficiary, or to such receiver, and, in default thereof, the Grantor may be evicted by summary proceedings or otherwise. Nothing contained in this Paragraph 7(a) shall be construed as imposing on the Beneficiary any of the obligations of the lessor under the Leases or of a "mortgagee in possession" (or equivalent).

                  (b) The Grantor acknowledges and agrees that, upon recordation of this Deed of Trust, the Beneficiary's interest in the Rents shall be deemed to be fully perfected, "choate" and enforced as to the Grantor and all third parties, including without limitation any subsequently appointed trustee in any case under the Bankruptcy Code (as hereinafter defined), without the necessity of (i) commencing an action for the sale or foreclosure of the Trust Property,
(ii) furnishing notice to the Grantor or tenants under the Leases, (iii) making formal demand for the Rents, (iv) taking possession of the Premises, (v) obtaining the appointment of a receiver of the rents and profits of the Premises, (vi) sequestering or impounding the Rents, or (vii) taking any other affirmative action.

                  (c) For purposes of Section 552(b) of the Bankruptcy Code, the Grantor and the Beneficiary agree that this Deed of Trust shall constitute a "security agreement," that the security interest created by such security agreement extends to property of the Grantor acquired before the commencement of a case in bankruptcy and to all amounts paid as Rents and that such security interest shall extend to all Rents acquired by the estate after the commencement of a case in bankruptcy.

                  (d) The Grantor acknowledges and agrees that all Rents shall be deemed to be "Cash Collateral" under Section 363 of the Bankruptcy Code in the event that the Grantor files a voluntary petition in bankruptcy or is made subject to any involuntary bankruptcy proceeding. After the filing of such petition, the Grantor may not use Cash Collateral without the consent of the Beneficiary and/or an order of any bankruptcy court pursuant to Section 363(b)(2) of the Bankruptcy Code.

                  (e) It is agreed and understood that the Beneficiary hereby reserves the right and shall have the right, at any time and from time to time, without the consent or joinder of any other party, to subordinate this Deed of Trust and the liens, assignments and security interests created by this Deed of Trust to all or any of the Leases regardless of the respective priority of any of such Leases and this Deed of Trust. Upon doing so, a foreclosure of the Beneficiary's liens, assignments and security interests under this Deed of Trust shall be subject to and shall not operate to extinguish any of said Leases as to which such subordination is operative.

         8.       Maintenance of the Trust Property.

                  The Grantor represents and warrants that, to the best of its knowledge, the uses to which the Trust Property is put are, as of the date hereof, in material compliance with all zoning, land use and similar laws, rules and regulations (including, without limitation, all parking requirements). The Grantor shall cause the Trust Property to be maintained in good condition and repair and will not commit or suffer to be committed any waste of the Trust Property. The Improvements and the Equipment shall not be removed, demolished or materially altered (except for normal replacement of the Equipment), without the prior written consent of the Beneficiary. The Grantor shall promptly comply with all existing and future governmental laws, orders, ordinances, rules and regulations affecting the Trust Property, or any portion thereof or the use thereof. The Grantor shall promptly repair, replace or rebuild any part of the Trust Property which may be damaged or destroyed by fire or other property hazard or casualty (including any fire or other property hazard or casualty for which insurance was not obtained or obtainable) or which may be affected by any taking by any public or quasi-public authority through eminent domain or otherwise, and shall complete and pay for, within a reasonable time, any structure at any time in the process of construction or repair on the Premises. If such fire or other property hazard or casualty shall be covered by the Policies, the Grantor's obligation to repair, replace or rebuild such portion of the Trust Property shall be contingent upon the Beneficiary paying the Grantor the proceeds of the Policies, or such portion thereof as shall be sufficient to complete such repair, replacement or rebuilding, whichever is less. The Grantor will not, without obtaining the prior consent of the Beneficiary, initiate, join in or consent to any private restrictive covenant, zoning ordinance, or other public or private restrictions, limiting or affecting the uses which may be made of the Trust Property or any part thereof.

         9.       Environmental Provisions.

                  (a) For the purposes of this Paragraph 9, the following  terms shall have the following meanings: (i) the term "Governmental Authority" shall mean the Federal government, or any state or other political subdivision thereof, or any agency, court or body of the Federal government, any state or other political subdivision thereof, exercising executive, legislative, judicial, regulatory or administrative functions. For purposes of this Paragraph 9 only, the term "Trust Property" shall include the land comprising the Premises, (ii) the "Environmental Requirements" shall collectively mean all present and future laws, statutes, common law, ordinances, rules, regulations, orders, codes, licenses, permits, decrees, judgments, directives or the equivalent of or by any Governmental Authority and relating to or addressing the protection of the environment or human health, and (iii) the term "Hazardous Material" shall mean any material or substance that, whether by its nature or use, is now or hereafter defined or regulated as a hazardous waste, hazardous substance, pollutant or contaminant under any Environmental Requirement, or which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous or which is or contains petroleum, gasoline, diesel fuel, another petroleum hydrocarbon product, asbestos, asbestos-containing materials or polychlorinated biphenyls.

                  (b)  The  Grantor  hereby   represents  and  warrants  to  the
Beneficiary to the best of its knowledge that (i) except as specifically set forth in the Phase I Environmental Assessment dated October 19, 1994 prepared by Terracon Consultants Western, Inc. (heretofore reviewed by the Beneficiary or its consultant), no Hazardous Material is currently located at, on, in, under or about the Trust Property in violation of any Environmental Requirements, (ii) no releasing, emitting, discharging, leaching, dumping, disposing or transporting of any Hazardous Material from the Trust Property onto any other property or from any other property onto or into the Trust Property has occurred or is occurring in violation of any Environmental Requirement,
(iii) no notice of violation, non-compliance, liability or potential liability, lien, complaint, suit, order or other notice with respect to the Trust Property is presently outstanding under any Environmental Requirement, nor does the Grantor have knowledge or reason to believe that any such notice will be received or is being threatened, and (iv) the Trust Property and the operation thereof are in full compliance with all Environmental Requirements.

                  (c) The Grantor shall comply, and shall cause all tenants or other occupants of the Trust Property deriving their interests through the Grantor to comply, in all respects with all Environmental Requirements, and will not generate, store, handle, process, dispose of or otherwise use, and will not permit any tenant or other occupant of the Trust Property to generate, store, handle, process, dispose of or otherwise use, Hazardous Materials at, in, on, or about the Trust Property in a manner that could lead or potentially lead to the imposition on the Grantor, the Beneficiary or the Trust Property of any liability or lien of any nature whatsoever under any Environmental Requirement. The Grantor shall notify the Beneficiary promptly in the event of any spill or other release of any Hazardous Material at, in, on, under or about the Trust Property which is required to be reported to a Governmental Authority under any Environmental Requirement, will promptly forward to the Beneficiary copies of any notices received by the Grantor relating to alleged violations of any Environmental Requirement or any potential liability under any Environmental Requirement and will promptly pay when due any fine or assessment against the Beneficiary, the Grantor or the Trust Property relating to any Environmental Requirement. If at any time it is determined that the operation or use of the Trust Property is in violation of any applicable Environmental Requirement or that there are Hazardous Materials located at, in, on, under or about the Trust Property which violate any applicable Environmental Requirement or that there are Hazardous Materials located at, in, on, under or about the Trust Property which, under any Environmental Requirement, require special handling in collection, storage, treatment or disposal, or any form of cleanup or corrective action, the Grantor shall, within thirty (30) days after receipt of notice thereof from any Governmental Authority or from the Beneficiary, take, at the Grantor's sole cost and expense, such actions as may be necessary to fully comply in all respects with all Environmental Requirements, provided, however, that if such compliance cannot reasonably be completed within such thirty (30) day period, the Grantor shall commence such necessary action within such thirty
(30) day period and shall thereafter diligently and expeditiously proceed to fully comply in all respects and in a timely fashion with all Environmental Requirements.

                  (d) If the Grantor fails to timely take, or to diligently and expeditiously proceed to complete in a timely fashion (as determined by the Beneficiary in its sole and absolute discretion), any such action described in clause (c) above, the Beneficiary may, in its sole and absolute discretion, make advances or payments toward the performance or satisfaction of the same, but shall in no event be under any obligation to do so. All sums so advanced or paid by the Beneficiary (including, without limitation, counsel and consultant fees and expenses, investigation and laboratory fees and expenses, and fines or other penalty payments) and all sums advanced or paid in connection with any judicial or administrative investigation or proceeding relating thereto, will immediately, upon demand, become due and payable from the Grantor and shall bear interest at the Default Rate from the date any such sums are so advanced or paid by the Beneficiary until the date any such sums are repaid by the Grantor to the Beneficiary. The Grantor will execute and deliver, promptly upon request, such instruments as the Beneficiary may deem useful or necessary to permit the Beneficiary to take any such action, and such additional notes and instruments, as the Beneficiary may require to secure all sums so advanced or paid by the Beneficiary. If a lien is filed against the Trust Property by any Governmental Authority resulting from the need to expend or the actual expending of monies arising from an action or omission, whether intentional or unintentional, of the Grantor or for which the Grantor is responsible, resulting in the releasing, spilling, leaking, leaching, pumping, emitting, pouring, emptying or dumping of any Hazardous Material into the waters or onto land located within or without the state of Nevada where the Trust Property is located, then the Grantor will, within thirty (30) days from the date that the Grantor is first given notice that such lien has been placed against the Trust Property (or within such shorter period of time as may be specified by the Beneficiary if such Governmental Authority has commenced steps to cause the Trust Property to be sold pursuant to such lien), either (i) pay the claim and remove the lien, or (ii) furnish a cash deposit, bond, or such other security with respect thereto as is satisfactory in all respects to the Beneficiary and is sufficient to effect a complete discharge of such lien on the Trust Property.

                  (e) The Beneficiary may, at its option, at any time or times, but not more than one time per year, cause an environmental audit of the Trust Property or portions thereof to be conducted to confirm the Grantor's compliance with the provisions of this Paragraph 9; provided, however, the Grantor shall not unreasonably withhold its consent to the Beneficiary's request to cause an environmental audit more than one time per year. In addition, the Beneficiary may, at its option if the Beneficiary reasonably believes that a Hazardous Material or other environmental condition violates or threatens to violate any Environmental Requirement, cause an environmental audit of the Trust Property or portions thereof to be conducted to confirm the Grantor's compliance with the provisions of this Paragraph 9. The Grantor shall cooperate in all reasonable ways with the Beneficiary in connection with any such audit. If any audit discloses that a violation of or a liability under an Environmental Requirement exists, or if such audit was required by the Beneficiary under the second sentence of this subparagraph (e), or was prescribed by law, regulation or governmental or quasi-governmental authority, the Grantor shall pay all costs and expenses incurred in connection with such audit; otherwise, the costs and expenses of such audit shall, notwithstanding anything to the contrary set forth in this Paragraph 9, be paid by the Beneficiary.

                  (f) If this Deed of Trust is foreclosed, or if the Trust Property is sold pursuant to the provisions of this Deed of Trust, or if the Grantor tenders a deed or assignment in lieu of foreclosure or sale, the Grantor shall deliver the Trust Property to the purchaser at foreclosure or sale or to the Beneficiary, its nominee, or wholly-owned subsidiary, as the case may be, in a condition that complies in all respects with all Environmental Requirements.

                  (g) The Grantor will defend, indemnify, and hold harmless the Beneficiary, its employees, agents, officers, and directors, from and against any and all claims, demands, penalties, causes of action, fines, liabilities, settlements, damages, costs, or expenses of whatever kind or nature, known or unknown, foreseen or unforeseen, contingent or otherwise (including, without limitation, counsel and consultant fees and expenses, investigation and laboratory fees and expenses, court costs, and litigation expenses) arising out of, or in any way related to, (i) any breach by the Grantor of any of the provisions of this Paragraph 9, (ii) the presence, disposal, spillage, discharge, emission, leakage, release, or threatened release of any Hazardous Material which is at, in, on, under, about, from or affecting the Trust Property, including, without limitation, any damage or injury resulting from any such Hazardous Material to or affecting the Trust Property or the soil, water, air, vegetation, buildings, personal property, persons or animals located on the Trust Property or on any other property or otherwise, (iii) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to any such Hazardous Material, (iv) any lawsuit brought or threatened, settlement reached, or order or directive of or by any Governmental Authority relating to such Hazardous Material, or (v) any violation of any Environmental Requirement or any policy or requirement of the Beneficiary hereunder. The aforesaid indemnification shall, notwithstanding any exculpatory or other provision of any other document or instrument now or hereafter executed and delivered in connection with the Advances and secured by this Deed of Trust, constitute the personal recourse undertakings, obligations and liabilities of the Grantor. Notwithstanding the foregoing, the aforesaid indemnification shall not be applicable with respect to any claim, demand, penalty, cause of action, fine, liability, settlement, damage, cost or other expense of any type whatsoever occasioned, arising and caused solely and directly as the result of the gross negligence or willful misconduct of the Beneficiary, its nominee or wholly-owned subsidiary or their respective employees or agents subsequent to the date upon which the Beneficiary, its nominee or wholly-owned subsidiary acquires possession of the Trust Property following foreclosure of this Deed of Trust, a sale of the Trust Property pursuant to the provisions of this Deed of Trust, acceptance of a deed or assignment in lieu of foreclosure or sale or otherwise, or occasioned, arising and caused solely and directly as the result of any act of any person (other than (i) an act of the Grantor or a Guarantor or any subsidiary, employee, agent or affiliate of any of them, or an act of the Beneficiary, its nominee or affiliate or their respective employees or agents which does not constitute gross negligence or willful misconduct, or (ii) an act of any governmental authority, including, without limitation, any change in any Environmental Requirements) and occurring subsequent to the earlier to occur of
(x) the date of payment to the Beneficiary in cash of the Obligations, and (y) the date upon which the Beneficiary, its nominee or affiliate acquires possession of the Trust Property by foreclosure of this Deed of Trust, a sale of the Trust Property pursuant to the provisions of this Deed of Trust, acceptance of a deed or assignment in lieu of foreclosure or sale, or otherwise.

                  (h) The obligations and liabilities of the Grantor under this Paragraph 9 shall survive and continue in full force and effect and shall not be terminated, discharged or released, in whole or in part, irrespective of whether the Obligations have been paid in full and irrespective of any foreclosure of this Deed of Trust, sale of the Trust Property pursuant to the provisions of this Deed of Trust or acceptance by the Beneficiary, its nominee or affiliate of a deed or assignment in lieu of foreclosure or sale and irrespective of any other fact or circumstance of any nature whatsoever.

         10.      Estoppel Certificates.

                  The Grantor, within fifteen (15) days after request by the Beneficiary and at its expense, will furnish the Beneficiary with a statement, duly acknowledged and certified, setting forth the amount of the Obligations and the offsets or defenses thereto, if any.

         11.      Transfer or Encumbrance of the Trust Property.

                  (a) No part of the Trust Property nor any interest of any nature whatsoever therein nor any interest of any nature whatsoever in the Grantor (whether stock, equity, beneficial, profit, loss or otherwise) shall in any manner, directly or indirectly, be further encumbered, sold, transferred or conveyed, or permitted to be further encumbered, sold, transferred, assigned or conveyed without the prior consent of the Beneficiary, which consent in any and all circumstances may be withheld in the sole and absolute discretion of the Beneficiary. The provisions of the foregoing sentence of this Paragraph 11 shall apply to each and every such further encumbrance, sale, transfer, assignment or conveyance, regardless of whether or not the Beneficiary has consented to, or waived by its action or inaction its rights hereunder with respect to, any such previous further encumbrance, sale, transfer, assignment or conveyance, and irrespective of whether such further encumbrance, sale, transfer, assignment or conveyance is voluntary, by reason of operation of law or is otherwise made.

                  (b) Anything contained in this Paragraph 11 to the contrary notwithstanding, indirect transfers of interests in the Grantor arising from transfers of interests in The Smith & Wollensky Restaurant Group, Inc. shall not be a default hereunder provided that such transfers do not constitute a Change in Control (as defined in the Loan Agreement) in The Smith & Wollensky Restaurant Group, Inc.

         12.      Notice.

                  Any  notice,  request,   demand,   statement,   authorization,
approval or consent made hereunder shall be in writing and shall be addressed, delivered and deemed delivered as provided in the Loan Agreement.

         13.      Sale of Trust Property.

                  If this Deed of Trust is foreclosed, the Trust Property, or any interest therein, may, at the discretion of the Beneficiary, be sold in one or more parcels or in several interests or portions and in any order or manner.

         14.      Changes in Laws Regarding Taxation.

                  In the event of the passage after the date of this Deed of Trust of any law of the state of Nevada deducting from the value of real property for the purpose of taxation any lien or encumbrance thereon or changing in any way the laws for the taxation of deeds of trust or mortgages or the obligations secured by deeds of trust or mortgages for state or local purposes or the manner of the collection of any such taxes, and imposing a tax, either directly or indirectly, on the Loan Agreement, this Deed of Trust, the Note or the Obligations, the Grantor shall, if permitted by law, pay any tax imposed as a result of any such law within the statutory period or within twenty (20) days after demand by the Beneficiary, whichever is less, provided, however, that if, in the opinion of the attorneys for the Beneficiary, the Grantor is not permitted by law to pay such taxes, the Beneficiary shall have the right, at its option, to declare the Obligations due and payable on a date specified in a prior notice to the Grantor of not less than thirty (30) days.

         15.      No Credits on Account of the Obligations.

                  The Grantor will not claim or demand or be entitled to any credit or credits on account of the Obligations for any part of the Taxes assessed against the Trust Property or any part thereof and no deduction shall otherwise be made or claimed from the taxable value of the Trust Property, or any part thereof, by reason of this Deed of Trust or the Obligations. If at any time this Deed of Trust shall secure less than all of the principal amount of the Obligations, it is expressly agreed that any repayment of any portion of the Obligations shall not reduce the amount of the lien of this Deed of Trust until the lien amount shall equal the principal amount of the Obligations outstanding.

         16.      Offsets, Counterclaims and Defenses.

                  Any assignee of this Deed of Trust, the Note and/or the Obligations shall take the same free and clear of all offsets, counterclaims or defenses of any nature whatsoever which the Grantor may have against any assignor of this Deed of Trust, the Note and the Loan Agreement, and no such offset, counterclaim or defense shall be interposed or asserted by the Grantor in any action or proceeding brought by any such assignee upon this Deed of Trust, the Note or the Loan Agreement, and any such right to interpose or assert any such offset, counterclaim or defense in any such action or proceeding is hereby expressly waived by the Grantor.

         17.      Other Security for the Obligations.

                  The Grantor shall observe and perform all of the terms, covenants and provisions contained in the Loan Agreement, the Note and the other Loan Documents to which the Grantor is a party.

         18.      Documentary Stamps.

                  If at any time the United States of America, any state thereof, or any governmental subdivision of any such state, shall require revenue or other stamps to be affixed to the Note or this Deed of Trust, then except to the extent prohibited under the laws of the state of Nevada, the Grantor will pay for the same, with interest and penalties thereon, if any.

         19.      Right of Entry.

                  Upon prior notice, the Beneficiary and its agents shall have the right to enter and inspect the Trust Property at all reasonable times.

         20.      Books and Records.

                  In addition to the covenant regarding financial reporting set forth in the Loan Agreement, the Grantor will keep and maintain or will cause to be kept and maintained on a fiscal year basis in accordance with generally accepted accounting practices consistently applied, proper and accurate books, records and accounts reflecting all of the financial affairs of the Grantor and all items of income and expense in connection with the operation of the Trust Property or in connection with any services, equipment or furnishings provided in connection with the operation of the Trust Property, whether such income or expense be realized by the Grantor or by any other person whatsoever excepting lessees unrelated to and unaffiliated with the Grantor who have leased from the Grantor portions of the Trust Property for the purpose of occupying the same. The Beneficiary shall have the right from time to time at all times during normal business hours to examine such books, records and accounts at the office of the Grantor or other person maintaining such books, records and accounts and to make copies or extracts thereof as the Beneficiary shall desire.

         21.      Performance of Other Agreements.

                  The Grantor shall observe and perform each and every term to be observed or performed by the Grantor pursuant to the terms of any agreement or recorded instrument affecting or pertaining to the Trust Property.

         22.      Events of Default.

                  The occurrence of any of the following events ("Events of Default") shall (except in the case of clause (a) below where no such exercise of an option shall be necessary to the extent the effect of an "Event of Default" thereunder is automatic under the terms of the Loan Agreement itself), at the option of the Beneficiary, make all amounts then remaining unpaid on the Obligations immediately due and payable, all without further demand, presentment, notice or other requirements of any kind, all of which are hereby expressly waived by the Grantor, and the lien, encumbrance and security interest evidenced or created hereby shall be subject to sale or foreclosure in any manner provided for herein or provided for by law:

                  (a) if an "Event of Default" as defined therein shall occur under the Loan Agreement;

                  (b) if any Federal tax lien is filed against the Grantor which encumbers the Trust Property and the same is not discharged of record within thirty (30) days after the same is filed;

                  (c) if without the consent of the Beneficiary any Improvement or the Equipment (except for the normal replacement of the Equipment) is removed, demolished or materially altered, or if the Trust Property is not kept in good condition and repair;

                  (d) if the Grantor shall fail to comply with any requirement or order or notice of violation of law or ordinance issued by any governmental department claiming jurisdiction over the Trust Property within three (3) months from the issuance thereof, or the time period set forth therein, whichever is less;

                  (e) if the Policies are not kept in full force and effect, or if the Policies are not delivered to the Beneficiary upon request;

                  (f) if the Grantor shall fail to pay the Beneficiary on demand for all Premiums and/or Taxes paid by the Beneficiary pursuant to this Deed of Trust, together with any late payment charge and interest thereon calculated at the Default Rate;

                  (g) if, except as expressly permitted under Paragraph 7 hereof, any Leases are made, canceled or modified, or if any portion of the Rents is paid for a period of more than one (1) month in advance or if any of the Rents are further assigned, without the consent of the Beneficiary in each instance;

                  (h) if the Grantor ceases to occupy at least 75% of the rentable square feet at the Premises for the conducting of the business operated thereon on the date of this Deed of Trust;

                  (i) if the Trust Property shall become subject (i) to any tax lien by virtue of any act or omission of the Grantor, other than a lien for local real estate taxes and assessments not due and payable, or (ii) to any lis pendens, notice of pendency, stop order, notice of intention to file mechanic's or materialman's lien, mechanic's or materialman's lien or other lien of any nature whatsoever and the same shall not either be discharged of record or in the alternative insured over to the satisfaction of the Beneficiary by any title company insuring the lien of this Deed of Trust within a period of the shorter of (i) the time provided therefor under the Subject Lease and (ii) 45 days after the same is filed or recorded, and irrespective of whether the same is superior or subordinate in lien or other priority to the lien of this Deed of Trust and irrespective of whether the same constitutes a perfected or inchoate lien or encumbrance on the Trust Property or is only a matter of record or notice;

                  (j) if (i) the Grantor shall default in the observance or performance of any term, covenant or condition of the Subject Lease on the part of the Grantor, as lessee thereunder, to be observed or performed, unless any such observance or performance shall have been waived or not required in writing by the lessor under the Subject Lease, which default continues beyond notice and cure periods, applicable thereto, if any, or (ii) any one or more events shall occur which would or may cause the Subject Lease to terminate without notice or action by the lessor thereunder or which would entitle the lessor under the Subject Lease to terminate the Subject Lease and the term thereof by giving notice to the Grantor, as lessee thereunder, or (iii) the leasehold estate created by the Subject Lease shall be surrendered, in whole or in part, or (iv) the Subject Lease shall be terminated or canceled for any reason or under any circumstance whatsoever, or (v) any of the terms, covenants or conditions of the Subject Lease shall be modified, changed, supplemented, altered or amended in any material manner without the consent of the Beneficiary, or (vi) the Grantor shall, without the Beneficiary's prior written approval, elect to treat the Subject Lease as terminated under section 365(h)(1) of the Bankruptcy Code (it being understood that any such election made by the Grantor, as holder of the leasehold estate in the Trust Property, without the Beneficiary's prior written consent, in addition to constituting an Event of Default, shall be void); or

                  (k) if the Grantor shall continue to be in default under any of the terms, covenants or conditions of this Deed of Trust (other than as described in any of Subparagraphs (a) through (j) of this Paragraph 22) for ten
(10) days after written notice from the Beneficiary in the case of any default which can be cured by the payment of a sum of money or for thirty (30) days after written notice from the Beneficiary in the case of any other default, provided that if such default cannot reasonably be cured within such thirty (30) day period and the Grantor shall have commenced to cure such default within such thirty (30) day period and thereafter diligently and expeditiously proceeds to cure the same, such thirty (30) day period shall be extended for so long as it shall require the Grantor in the exercise of due diligence to cure such default, it being agreed that no such extension shall be for a period in excess of ninety
(90) days.

         23.      Remedies.

                  (a) General. Upon the occurrence and during the continuance of any one or more Events of Default, the Beneficiary may, in addition to any rights or remedies available to it hereunder or under the other Loan Documents, but subject to any applicable provisions of the Loan Agreement and to the extent permitted by applicable law, take such action personally or by its agents or attorneys, with or without entry, and without notice of intent to accelerate, notice of acceleration or other notice, demand, presentment or protest (each and all of which are hereby expressly WAIVED), as it deems necessary or advisable to protect and enforce the Beneficiary's rights and remedies against the Grantor and in and to the Trust Property, including, without limitation, the actions described in this Paragraph 23, each of which may be pursued concurrently or otherwise, at such time and in such order as the Beneficiary may determine, in its sole discretion, without impairing or otherwise affecting its other capitalized rights or remedies.

                  (b) Acceleration; Notice. Time is of the essence with respect to the Grantor's obligations hereunder. Upon the occurrence of any Event of Default, at the Beneficiary's option and in addition to any other remedy the Beneficiary may have under the Loan Agreement, the Note, and the other Loan Documents, the Beneficiary may, at its option, declare all sums secured by this Deed of Trust immediately due and payable (except in the case of an Event of Default under Subparagraph 22(a) above where no such exercise of an option shall be necessary to the extent the effect of an "Event of Default" thereunder is automatic under the terms of the Loan Agreement itself) and elect to have the Trust Property sold in the manner provided herein. In the event the Beneficiary elects to sell the Trust Property, the Beneficiary may execute or cause the Trustee to execute a written notice of default and of election to cause the Trust Property to be sold to satisfy the obligations hereof, and the Trustee shall file such notice for record in the office of the County Recorder of the county wherein the Trust Property is located. Beneficiary shall also deposit with the Trustee the Note and all documents evidencing expenditures secured by this Deed of Trust.

                  (c) Exercise of Power of Sale. Upon receipt of such notice from the Beneficiary, the Trustee shall cause to be recorded, published and delivered to the Grantor such Notice of Default and Election to Sell as then required by Chapter 107 of the Nevada Revised Statutes ("NRS"), or any successor statutes. The Trustee shall, without demand on the Grantor, after lapse of such time as may be required by law and after recordation of such Notice of Default and Election to Sell first give notice of the time and place of such sale, in the manner provided by the laws of the State of Nevada for the sale of real property under execution, and may from time to time postpone such sale by such advertisement as it may deem reasonable, or without further advertisement, by proclamation made to the persons assembled at the time and place previously appointed and advertised for such sale, and on the day of sale so advertised, or to which such sale may have been postponed, the Trustee may sell the Trust Property so advertised, at public auction, at the time and place specified in the notice, either in the county in which the Trust Property, or any part thereof, to be sold, is situated, or at the principal office of the Trustee located in Clark County, State of Nevada, in its discretion, to the highest cash bidder (subject to the Beneficiary's right to credit upon the amount of the bid made therefor the amount payable to it). The Trustee shall execute and deliver to the purchaser a trustee's deed conveying the Trust Property so sold, but without any covenant of warranty, express or implied. The recitals in the trustee's deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including the Beneficiary, may bid at the sale, and Beneficiary shall have the right to credit upon the amount of the bid made therefor the amount payable to it out of the net proceeds of such sale. All other sales shall be, to the extent permitted by applicable law, on a cash basis. The Trustee shall apply the proceeds of the sale to payment of (a) the costs and expenses of exercising the power of sale and of the sale, including the payment of the Trustee's, and both the Trustee's and the Beneficiary's attorneys', fees and costs; (b) the cost of any evidence of title procured in connection with such sale; (c) all sums expended under the terms hereof in conjunction with any default provision hereunder, not then repaid, with accrued interest at the rate then provided for in the Note; (d) all sums then secured by this Deed of Trust, including interest and principal on the Note; and (e) the remainder, if any, to the person or persons legally entitled thereto, or the Trustee, in the Trustee's discretion, may deposit the balance of such proceeds with the County Clerk of the county wherein the Trust Property is located.

                  (d) Surrender of Possession. The Grantor shall surrender possession of the Trust Property to the purchaser immediately after the sale of the Trust Property as provided in Subsection 23(c) above, in the event such possession has not previously been surrendered by Grantor.

                  (e) UCC Remedies.

                  (i) Notwithstanding anything to the contrary in Subparagraphs 23(c) and (d) above, the Beneficiary, with regard to all the UCC Collateral, shall have the right to exercise, from time to time, any and all rights and remedies available to the Beneficiary, as a secured party under the Nevada UCC or the N.Y. UCC (hereinafter defined), as applicable, and any and all rights and remedies available to the Beneficiary under any other applicable law. Upon written demand from the Beneficiary, the Grantor shall, at the Grantor's expense, assemble the UCC Collateral and make such available to the Beneficiary at a reasonably convenient place designated by the Beneficiary. The Beneficiary shall have the right to enter upon any premises where the UCC Collateral or records pertaining to the UCC Collateral may be and take possession of the UCC Collateral and records relating to the UCC Collateral. The Beneficiary may sell, lease or otherwise dispose of any or all of the UCC Collateral and, after deducting the reasonable costs and out of pocket expenses incurred by the Beneficiary, including, without limitation, (a) reasonable attorneys' fees and legal expenses, (b) transportation and storage costs, (c) advertising of sale of the UCC Collateral, (d) sale commissions, (e) sales tax, (f) costs for improving or repairing the UCC Collateral, and (g) costs for preservation and protection of the UCC Collateral, apply the remainder to pay, or to hold as a reserve against, the Obligations.

                  (ii) The rights and remedies of the Beneficiary upon the occurrence of one or more Events of Default (whether such rights and remedies are conferred by statute, by rule of law, by this Deed of Trust, the Loan Documents or otherwise) may be exercised by the Beneficiary, either alternatively, concurrently, or consecutively in any order. The exercise by the Beneficiary or the Trustee at the express direction of the Beneficiary of any one or more of such rights and remedies shall not be construed to be an election of remedies nor waiver of any other rights and remedies the Beneficiary might have unless, and limited to the extent that, the Beneficiary shall elect or so waive by an instrument in writing delivered to the Trustee. Without limiting the generality of the foregoing, to the extent that this Deed of Trust covers both real property and personal property, the Beneficiary may, in the sole discretion of the Beneficiary, either alternatively, concurrently or consecutively in any order:

                           (1) Proceed as to the Trust  Property  in  accordance
with the Beneficiary's rights and remedies in respect to real property.

                           (2)  Proceed as to the RP  Collateral  in  accordance
with the Beneficiary's rights and remedies in respect to real property and proceed as to the UCC Collateral in accordance with Beneficiary's rights and remedies in respect to the personal property.

                  (iii) The Beneficiary may, in the sole discretion of the Beneficiary, appoint the Trustee as the agent of the Beneficiary for the purpose of disposition of the UCC Collateral in accordance with applicable law.

                  (iv) If the Beneficiary should elect to proceed as to the Trust Property in accordance with Beneficiary's rights and remedies in respect to real property:

                           (1) All the UCC Collateral may be sold, in the manner
and at the time and place provided in this Deed of Trust, in one lot, or in separate lots consisting of any combination or combinations of the RP Collateral and the UCC Collateral, as the Beneficiary may elect, in the sole discretion of the Beneficiary.

                           (2)  The  Grantor  acknowledges  and  agrees  that  a
disposition of the UCC Collateral in accordance with the Beneficiary's rights and remedies in respect to real property, as hereinabove provided, is a commercially reasonable disposition of the UCC Collateral.

                  (v) If the Beneficiary should elect to proceed as to the UCC Collateral that is subject to the Nevada UCC pursuant to this Deed of Trust, in accordance with the Beneficiary's rights and remedies in respect thereto, the Beneficiary shall have all the rights and remedies conferred on a secured party by NRS 104.9601 to NRS 104.9628, both inclusive.

                  (f) Foreclosure as a Mortgage. If an Event of Default occurs hereunder, the Beneficiary shall have the option to foreclose this Deed of Trust in the manner provided by law for the foreclosure of mortgages on real property and the Beneficiary shall be entitled to recover in such proceedings all costs and expenses incident thereto, including reasonable attorneys' fees and costs in such amounts as shall be fixed by the court. Any such foreclosure may be a complete or partial foreclosure.

                  (g) Receiver. If an Event of Default occurs, the Beneficiary, as a matter of right and without regard to, or the necessity to prove or disprove, the value of the Trust Property or the adequacy of the security for the sums secured by this Deed of Trust or the solvency or insolvency of the Grantor or any other person liable for the payment of such sums, apply to any court having jurisdiction to appoint a receiver or receivers of the Trust Property and the Grantor hereby irrevocably consents to such appointment. Any such receiver or receivers shall have all the usual powers and duties of a receiver and shall continue as such and exercise all such powers until completion of the sale of the Trust Property or the foreclosure proceeding, unless the receivership is sooner terminated.

                  (h) Specific Performance. The Beneficiary or the Trustee may institute an action, suit or proceeding in equity for the specific performance of any of the provisions contained herein or in any of the other Loan Documents.

                  (i) Grantor's Right to Possession. To the extent permitted by applicable law, the Beneficiary may enter upon the Premises, and exclude the Grantor and its agents and servants wholly therefrom, without liability for trespass, damages or otherwise, and take possession of all books, records and accounts relating thereto and all other Trust Property, and the Grantor agrees to surrender possession of the Trust Property and of such books, records and accounts to the Beneficiary on demand after the happening of any Event of Default and for so long as an Event of Default shall continue; and having and holding the same may use, operate, manage, preserve, control and otherwise deal therewith and conduct the business thereof, either personally or by its superintendents, managers, agents, servants, attorneys or receivers, without interference from the Grantor; and upon each such entry and from time to time thereafter may, at the expense of the Grantor and the Trust Property, without interference by the Grantor and as the Beneficiary may deem advisable, (i) insure or reinsure the Premises, (ii) make all necessary or proper repairs, renewals, replacements, alterations, additions, betterments and improvements thereto and thereon and (iii) in every such case in connection with the foregoing have the right to exercise all rights and powers of the Grantor with respect to the Trust Property, either in the Grantor's name or otherwise. For the purpose of carrying out the provisions of this Paragraph 23(i), the Grantor hereby constitutes and appoints the Beneficiary the true and lawful attorney-in-fact of the Grantor, which appointment is irrevocable and shall be deemed to be coupled with an interest, in the Grantor's name and stead, to do and perform, from time to time, any and all actions necessary and incidental to such purpose and does by these presents ratify and confirm any and all actions of said attorney-in-fact in and with respect to the Trust Property.

                  (j) No Remedy Exclusive. No remedy conferred upon or reserved to the Beneficiary under this Deed of Trust shall be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Deed of Trust or any other Loan Document, or now or hereafter existing at law or in equity or by statute. No delay or failure to exercise any right or power accruing upon any Event of Default shall impair any such right or power or shall be construed to be a waiver thereof, but any such right or power may be exercised from time to time and as often as may be deemed expedient.

                  (k)  Rights  Upon  Default.   In  making  the  Advances,   the
Beneficiary has relied upon the rights available to the Beneficiary under this Deed of Trust upon the occurrence of any

Event of Default, including, without limitation, the rights to accelerate the payment of any and all amounts secured by this Deed of Trust, to sell the Trust Property encumbered by this Deed of Trust pursuant to the power of sale granted hereunder, the right to foreclose this Deed of Trust as a mortgage, and the right to have a receiver appointed. In addition to any other damages that might be recoverable by the Beneficiary under the terms of this Deed of Trust, the Grantor shall be liable for any damages incurred by the Beneficiary because the Beneficiary is, for any reason, denied the opportunity to exercise the Beneficiary's rights upon the occurrence of an Event of Default, including, without limitation, such damages as are occasioned by depreciation of the Trust Property, loss of use of the Trust Property by the Beneficiary, and all opportunity costs incurred through the loss of use of any funds as would have been received by the Beneficiary through exercise of the power of sale or foreclosure, or the appointment of a receiver.

                  (l) Incorporation of Certain Nevada Covenants. The following covenants, Nos. 1, 3, 4 (Default Rate), 6, 7 (reasonable), 8 and 9 of NRS 107.030, where not in conflict with the express provisions of any Loan Document, are hereby adopted and made a part of this Deed of Trust. Upon any Event of Default by the Grantor hereunder, the Beneficiary may (a) declare all sums secured immediately due and payable without demand or notice or (b) have a receiver appointed as a matter of right without regard to the sufficiency of said property or any other security or guaranty and without any showing as required by NRS 107.100. All remedies provided in this Deed of Trust are distinct and cumulative to any other right or remedy under this Deed of Trust or afforded by law or equity and may be exercised concurrently, independently or successively. The sale of said property conducted pursuant to Covenants Nos. 6, 7 and 8 of NRS 107.030 may be conducted either as to the whole of said property or in separate parcels and in such order as the Trustee may determine.

         24.      Right to Cure Defaults.

                  If default in the performance of any of the covenants of the Grantor herein occurs, the Beneficiary may, at its discretion, remedy the same and for such purpose shall have the right to enter upon the Trust Property or any portion thereof without thereby becoming liable to the Grantor or any person in possession thereof holding under the Grantor. If the Beneficiary shall remedy such a default or appear in, defend, or bring any action or proceeding to protect its interest in the Trust Property or to foreclose this Deed of Trust or collect the Obligations, the costs and expenses thereof (including reasonable attorneys' fees to the extent permitted by law), with interest as provided in this Paragraph 24, shall be paid by the Grantor to the Beneficiary upon demand. All such costs and expenses incurred by the Beneficiary in remedying such default or in appearing in, defending, or bringing any such action or proceeding shall be paid by the Grantor to the Beneficiary upon demand, with interest (calculated for the actual number of days elapsed on the basis of a 365-366 day year) at a rate equal to two percentage points above the then applicable rate under the Note (the "Default Rate"); provided, however, that the Default Rate shall in no event exceed the maximum interest rate which the Grantor may by law pay, for the period after notice from the Beneficiary that such costs or expenses were incurred to the date of payment to the Beneficiary. In each such event, such costs, expenses and amounts, together with interest thereon at the Default Rate, shall be added to the indebtedness secured by this Deed of Trust and shall be secured by this Deed of Trust.

         25.      Non-Waiver.

                  The failure of the Beneficiary to insist upon strict performance of any term of this Deed of Trust shall not be deemed to be a waiver of any term of this Deed of Trust. The Grantor shall not be relieved of the Grantor's obligation to pay the Obligations at the time and in the manner provided therefor in the Note, this Deed of Trust or any other Loan Documents by reason of (a) failure of the Beneficiary to comply with any request of the Grantor to take any action to foreclose this Deed of Trust or otherwise enforce any of the provisions hereof or of any other deed of trust, instrument or document evidencing, securing or guaranteeing payment of the Obligations or any portion thereof, (b) the release, regardless of consideration, of the whole or any part of the Trust Property or any other security for the Obligations, or (c) any agreement or stipulation between the Beneficiary and any subsequent owner or owners of the Trust Property or other person extending the time of payment or otherwise modifying or supplementing the terms of the Note or this Deed of Trust or any other deed of trust, instrument or document evidencing, securing or guaranteeing payment of the Obligations or any portion thereof, without first having obtained the consent of the Grantor, and in the latter event, the Grantor shall continue to be obligated to pay the Obligations at the times and in the manner provided in the Note and this Deed of Trust, as so extended, modified and supplemented, unless expressly released and discharged from such obligation by the Beneficiary in writing. Regardless of consideration, and without the necessity for any notice to or consent by the holder of any subordinate lien, encumbrance, right, title or interest in or to the Trust Property, the Beneficiary may release any person at any time liable for the payment of the Obligations or any portion thereof or any part of the security held for the Obligations and may extend the time of payment or otherwise modify the terms of the Note, this Deed of Trust, the Loan Agreement or any other Loan Document including, without limitation, a modification of the interest rate, without impairing or affecting this Deed of Trust or the lien or the priority of this Deed of Trust, as so extended and modified, as security for the Obligations over any such subordinate lien, encumbrance, right, title or interest. The Beneficiary may resort for the payment of the Obligations to any other security held by the Beneficiary in such order and manner as the Beneficiary, in its discretion, may elect. The Beneficiary may take action to recover the Obligations, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of the Beneficiary thereafter to realize on the collateral covered by this Deed of Trust. The Beneficiary shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every additional right and remedy now or hereafter afforded by law. The rights of the Beneficiary under this Deed of Trust shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of the Beneficiary shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision.

         26.      Liability.

                  If  the  Grantor  consists  of  more  than  one  person,   the
obligations and liabilities of each such person hereunder shall be joint and several.

         27.      Construction/Severability.

                  The proceeds of the Advances secured hereby were disbursed from the state of New York, which state the parties agree has a substantial relationship to the underlying transaction embodied hereby, and in all respects, including, without limiting the generality of the foregoing, matters of construction, validity and performance. This Deed of Trust and the obligations arising hereunder shall be governed by, and construed in accordance with, the laws of the state of New York applicable to contracts made and performed in New York State and any applicable laws of the United States of America, without regard to conflict of law rules and principles. Notwithstanding such provisions, however, (i) matters respecting title to the RP Collateral and the creation, perfection, priority and foreclosure (including the nature of any interest in property that results therefrom) of the liens on the RP Collateral shall be governed by, and construed and enforced in accordance with, the internal law of the state of Nevada without giving effect to the conflicts-of law rules and principals of such state; (ii) the Grantor agrees that whether or not deficiency judgments are available under the laws of the state of Nevada, after a foreclosure (judicial or nonjudicial) of the Trust Property, or any portion thereof, or any other realization thereon by the Beneficiary, the Beneficiary shall have the right to seek such a deficiency judgment against the Grantor in other states or foreign jurisdictions; and (iii) the Grantor agrees that, to the extent the Beneficiary obtains a deficiency judgment in any other state or foreign jurisdiction, then such party shall have the right to enforce such judgment in the state of Nevada, as well as in other states or foreign jurisdictions.

         28.      Security Agreement and Fixture Filing.

                  (a) This Deed of Trust constitutes both a real property mortgage or deed of trust and a "security agreement," within the meaning of the Nevada UCC and the Uniform Commercial Code of the State of New York (the "N.Y. UCC"), and the Trust Property includes both real and personal property and all other rights and interest, whether tangible or intangible in nature, of the Grantor in the Trust Property. The Grantor by executing and delivering this Deed of Trust has granted to the Beneficiary, as security for the Obligations, a security interest in the UCC Collateral. If an Event of Default shall occur hereunder, the Beneficiary, in addition to any other rights and remedies which it may have, shall have and may exercise immediately and without demand, any and all rights and remedies granted to a secured party upon default under the Nevada UCC, including, without limiting the generality of the foregoing, the rights set forth under Subparagraph 23(e) above. Any notice of sale, disposition or other intended action by the Beneficiary with respect to the UCC Collateral sent to the Grantor in accordance with the provisions of this Deed of Trust at least seven (7) days prior to the date of any such sale, disposition or other action, shall constitute reasonable notice to the Grantor, and the method of sale or disposition or other intended action set forth or specified in such notice shall conclusively be deemed to be commercially reasonable within the meaning of the Nevada UCC or the N.Y. UCC, as applicable, unless objected to in writing by the Grantor within five (5) days after receipt by the Grantor of such notice. The proceeds of any sale or disposition of the UCC Collateral, or any part thereof, may be applied by the Beneficiary to the payment of the Obligations in such order, priority and proportions as the Beneficiary in its discretion shall deem proper. If any change shall occur in the Grantor's name, the Grantor shall promptly cause to be filed at its own expense, new financing statements as required under the Nevada UCC or the N.Y. UCC, as applicable, to replace those on file in favor of the Beneficiary. With respect to UCC Collateral, conflicts between this Paragraph 28 and/or Paragraph 23 above, on the one hand, and any provision of the Security Agreement (as defined in the Loan Agreement), on the other, shall be resolved in favor of the Security Agreement.

                  (b) Certain of the Trust Property described in paragraphs (a) through (l) of the granting clause of this Deed of Trust is or will become "fixtures" (as that term is defined in the Nevada UCC ) on the Premises, and this Deed of Trust, upon being filed for record with the Nevada Secretary of State and in the real estate records of Clark County, Nevada, shall be effective and operate also as a financing statement filed as a fixture filing in accordance with the applicable provisions of the Nevada UCC upon such of the Trust Property that is or may become fixtures. In connection with this fixture filing, the names and addresses of the Grantor, as the debtor, and the Beneficiary, as the secured party, are as set forth in the introductory paragraph of the first page of this Deed of Trust. The foregoing address of the Beneficiary, as the secured party, is also the address from which any interested party may obtain information concerning the security interest. The property subject to this fixture filing is the Trust Property as described in paragraphs
(a) through (l) of the granting clauses set forth above. Portions of the property subject to this fixture filing as identified in the first sentence of this Paragraph 28(b) are or are to become fixtures related to the Premises described in Exhibit A to this Deed of Trust.

         29.      Further Acts, etc.

                  The Grantor will, at the cost of the Grantor, and without expense to the Beneficiary, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, deeds of trust, mortgages, assignments, notices of assignments, transfers and assurances as the Beneficiary shall, from time to time, demand for the better assuring, conveying, assigning, transferring and confirming unto the Beneficiary the property and rights conveyed, assigned and transferred hereunder or intended now or hereafter so to be, or which the Grantor may be or may hereafter become bound to convey, assign or transfer to the Beneficiary, or for carrying out the intention or facilitating the performance of the terms of this Deed of Trust or for filing, registering or recording this Deed of Trust and, on demand, will execute, deliver and/or file, and hereby authorizes the Beneficiary to execute and/or file in the name of the Grantor to the extent the Beneficiary may lawfully do so, one or more financing statements, chattel mortgages or comparable security instruments, to evidence more effectively the interests in the Trust Property granted to the Beneficiary hereunder.

         30.      Headings, etc.

                  The headings and captions of various paragraphs of this Deed of Trust are for convenience of reference only and are not to be construed as defined or limiting, in any way, the scope or intent of the provisions hereof.

         31.      Filing of Instrument, etc.

                  The Grantor forthwith upon the execution and delivery of this Deed of Trust and thereafter, from time to time, will cause this Deed of Trust, and any security instrument creating a lien or evidencing the lien hereof upon the Trust Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect, preserve and perfect the lien hereof upon, and the interest of the Beneficiary in, the Trust Property. The Grantor will pay all filing, registration and recording fees, and all expenses incident to the preparation, execution and acknowledgment of this Deed of Trust, any deed of trust supplemental hereto, any security instrument with respect to the Trust Property, and any instrument of further assurance, and all Federal, state, county and municipal taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Deed of Trust, any deed of trust supplemental hereto, any security instrument with respect to the Trust Property or any instrument of further assurance. The Grantor shall hold harmless and indemnify the Beneficiary, its successors and assigns, against any liability incurred by reason of the imposition of any tax on the making and recording of this Deed of Trust.

         32.      Usury Laws.

                  The Grantor and the Beneficiary stipulate and agree that it is their common and overriding intent to contract in strict compliance with applicable usury laws. In furtherance thereof, none of the terms of this Deed of Trust shall ever be construed to create a contract to pay, as consideration for the use, forbearance or detention of money, interest at a rate in excess of the maximum rate permitted by applicable laws. The Grantor shall never be liable for interest in excess of the maximum rate permitted by applicable laws. If, for any reason whatever, such interest paid or received during the full term of the applicable indebtedness produces a rate which exceeds the maximum rate permitted by applicable laws, the Beneficiary shall credit against the principal of such indebtedness (or, if such indebtedness shall have been paid in full, shall refund to the payor of such interest) such portion of said interest as shall be necessary to cause the interest paid to produce a rate equal to the maximum rate permitted by applicable laws. All sums paid or agreed to be paid to the Beneficiary for the use, forbearance or detention of money shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of the applicable indebtedness. The provisions of this Paragraph 32 shall control all agreements, whether now or hereafter existing and whether written or oral, between the Grantor and the Beneficiary.

         33.      Sole Discretion of The Beneficiary.

                  Except as may otherwise be expressly provided to the contrary, wherever pursuant to this Deed of Trust, the Beneficiary exercises any right given to it to consent or not consent, or to approve or disapprove, or any arrangement or term is to be satisfactory to the Beneficiary, the decision of the Beneficiary to consent or not consent, or to approve or disapprove, or to decide that arrangements or terms are satisfactory or not satisfactory, shall be in the sole and absolute discretion of the Beneficiary and shall be final and conclusive.

         34.      Reasonableness.

                  If at any time the Grantor believes that the Beneficiary has not acted reasonably in granting or withholding any approval or consent under this Deed of Trust as to which approval or consent either (a) the Beneficiary has expressly agreed to act reasonably, or (b) absent such agreement, applicable law would nonetheless require the Beneficiary to act reasonably, then the
Grantor's sole remedy shall be to seek injunctive relief or specific performance, and no action for monetary damages or punitive damages shall in any event or under any circumstance be maintained by the Grantor against the Beneficiary.

         35.      Recovery of Sums Required To Be Paid.

                  The Beneficiary shall have the right from time to time to take action to recover any sum or sums which constitute a part of the Obligations as the same become due, without regard to whether or not the balance of the Obligations shall be due, and without prejudice to the right of the Beneficiary thereafter to bring an action of foreclosure, or any other action, for a default or defaults by the Grantor existing at the time such earlier action was commenced.

         36.      Actions and Proceedings.

                  The Beneficiary shall have the right to appear in and defend any action or proceeding brought with respect to the Trust Property and to bring any action or proceeding, in the name and on behalf of the Grantor, which the Beneficiary, in its discretion, determines should be brought to protect the Beneficiary's interest in the Trust Property.

         37.      Inapplicable Provisions.

                  If any term, covenant or condition of this Deed of Trust shall be held to be invalid, illegal or unenforceable in any respect, this Deed of Trust shall be construed without such provision.

         38.      Duplicate Originals.

                  This Deed of Trust may be executed in any number of duplicate originals and each such duplicate original shall be deemed to constitute but one and the same Instrument.

         39.      Certain Definitions.

                  Unless the context clearly indicates a contrary intent or unless otherwise specifically provided in this Deed of Trust, words used in this Deed of Trust shall be used interchangeably in singular or plural form; the word "Grantor" shall mean each Grantor and any subsequent owner or owners of the Trust Property or any part thereof or interest therein; the word "Loan Documents" shall have the meaning set forth in the Loan Agreement; the word "person" shall include an individual, corporation, partnership, trust, unincorporated association, government, governmental authority, or other entity; the words "Trust Property" shall include any portion of the Trust Property or interest therein; and the word "Obligations" shall mean all sums secured by this Deed of Trust; the word "default" shall mean the occurrence of any default by the Grantor or other person in the observance or performance of any of the terms, covenants or provisions of this Deed of Trust on the part of the Grantor or such other person to be observed or performed without regard to whether such default constitutes or would constitute upon notice or lapse of time, or both, an Event of Default under this Deed of Trust; and words such as "herein" or "hereunder" shall be deemed to refer to this Deed of Trust as a whole and not merely to the sentence or paragraph in which they appear. References to "the lien of this Deed of Trust" or words to that effect are also references to this Deed of Trust. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

         40.      Waiver of Notice.

                  The Grantor shall not be entitled to any notices of any nature whatsoever from the Beneficiary except with respect to matters for which this Deed of Trust specifically and expressly provides for the giving of notice by the Beneficiary to the Grantor, and the Grantor hereby expressly waives the right to receive any notice from the Beneficiary with respect to any matter for which this Deed of Trust does not specifically and expressly provide for the giving of notice by the Beneficiary to the Grantor.

         41.      No Oral Change.

                  This Deed of Trust may only be modified, amended or changed by an agreement in writing signed by the Grantor, the Beneficiary and, to the extent required by applicable law, the Trustee, and may only be released, discharged or satisfied of record by an agreement in writing signed by the Beneficiary and, to the extent required by applicable law, the Trustee. No waiver of any term, covenant or provision of this Deed of Trust shall be effective unless given in writing by the Beneficiary and if so given by the Beneficiary shall only be effective in the specific instance in which given. No course of dealing between the parties, no usage of trade and no extrinsic or parol evidence may be used to supplement or modify the terms of this Deed of Trust. The Grantor acknowledges that the Note, this Deed of Trust, the Loan Agreement and the other Loan Documents set forth the entire agreement and understanding of the Grantor and the Beneficiary with respect to the Obligations secured hereby and that no oral or other agreements, understanding, representation or warranties exist with respect to the Obligations secured hereby other than those set forth in the Note, this Deed of Trust, the Loan Agreement and the other Loan Documents.

         42.      Absolute and Unconditional Obligation.

                  The Grantor acknowledges that the Grantor's obligation to pay the Obligations in accordance with the Note, this Deed of Trust and the other Loan Documents is and shall at all times continue to be absolute and unconditional in all respects, and shall at all times be valid and enforceable irrespective of any other agreements or circumstances of any nature whatsoever which might otherwise constitute a defense to the payment of the Obligations in accordance with the Note, this Deed of Trust or the other Loan Documents, and the Grantor absolutely, unconditionally and irrevocably waives any and all right to assert any defense, setoff, counterclaim or crossclaim of any nature whatsoever with respect to the payment of the Obligations in accordance with the provisions of the Note, this Deed of Trust and the other Loan Documents or otherwise with respect to the Obligations secured hereby in any action or proceeding brought to collect the Obligations, or any portion thereof, or to enforce, the trust or foreclose and realize upon the Beneficiary's interest in the Trust Property created by this Deed of Trust.

         43.      Waiver of Trial by Jury.

                  The Grantor hereby irrevocably and unconditionally waives, and the Beneficiary by its acceptance of the Note irrevocably and unconditionally waives, any and all rights to trial by jury in any action, suit or counterclaim arising in connection with, out of or otherwise relating to this Deed of Trust, the Note or the other Loan Documents.

         44.      Waiver of Statutory Rights.

                  The Grantor shall not and will not apply for or avail itself of any appraisement, valuation, stay, extension or exemption laws, or any so-called "Moratorium Laws," now existing or hereafter enacted, in order to prevent or hinder the enforcement or foreclosure of this Deed of Trust, but hereby waives the benefit of such laws to the full extent that the Grantor may do so under applicable law. The Grantor for itself and all who may claim through or under it waives any and all right to have the property and estates comprising the Trust Property marshaled upon any foreclosure of the lien of this Deed of Trust and agrees that the Trust Property may be sold as an entirety or in separate parcels and in such order as may be determined by the Beneficiary, or by any court in which any action or suit hereunder may be pending. The Grantor hereby waives for itself and all who may claim through or under it, and to the full extent the Grantor may do so under applicable law, any and all rights of redemption from sale under any order or decree of foreclosure of this Deed of Trust or granted under any statute now existing or hereafter enacted.

         45.      Brokerage.

                  The Grantor covenants and agrees that no brokerage commission or other fee, commission or compensation is to be paid by the Beneficiary on account of the Advances or any other obligations secured by this Deed of Trust and the Grantor agrees to indemnify the Beneficiary against any claims for any of the same.

         46.      Indemnity.

                  Anything in this Deed of Trust, the Note, the Loan Agreement or the other Loan Documents to the contrary notwithstanding, the Grantor shall indemnify and hold the Beneficiary harmless and defend the Beneficiary at the Grantor's sole cost and expense against any loss or liability, cost or expense (including, without limitation, title insurance premiums and charges and reasonable attorneys' fees and disbursements of the Beneficiary's counsel, whether in-house staff, retained firms or otherwise), and all claims, actions, procedures and suits arising out of or in connection with (a) any ongoing matters arising out of the deed of trust transaction contemplated hereby, this Deed of Trust, and/or the Trust Property, including, but not limited to, all costs of reappraisal of the Trust Property or any part thereof, whether required by law, regulation, the internal policies of the Beneficiary or any governmental or quasi-governmental authority, (b) any amendment to, or restructuring of this Deed of Trust and (c) any and all lawful action that may be taken by the Beneficiary in connection with the enforcement of the provisions of this Deed of Trust, whether or not suit is filed in connection with the same, or in connection with the Grantor, any guarantor of the Advances and/or any partner, member, joint venturer or shareholder thereof becoming a party to a voluntary or involuntary federal or state bankruptcy, insolvency or similar proceeding. The foregoing indemnity shall not apply to matters caused by the gross negligence, willful misconduct or bad faith of the Beneficiary. All sums expended by the Beneficiary shall be payable within five (5) days after written demand and, until reimbursed by the Grantor pursuant hereto, shall be deemed additional principal of the Obligations and secured hereby and shall bear interest at the Default Rate.

         47.      Relationship.

                  The relationship of the Beneficiary to the Grantor hereunder is strictly and solely that of lender and obligor and grantor and beneficiary, and nothing contained in the Note, this Deed of Trust or any other Loan Document is intended to create, or shall in any event or under any circumstance be construed as creating, a partnership, joint venture, tenancy-in-common, joint tenancy or other relationship of any nature whatsoever between the Beneficiary and the Grantor other than as set forth in this Paragraph 47.

         48.      Loan Agreement.

                  The Grantor shall fully and faithfully observe and perform all of the terms, covenants, conditions, provisions and agreements contained in the Loan Agreement.

         49.      Prior Leasehold Deed of Trust.

                  The lien of this Deed of Trust is subject and subordinate to the lien of (i) that certain Leasehold Deed of Trust dated August 23, 2002 made by the Grantor to the Trustee for the benefit of the Beneficiary and recorded on August 23, 2002 in the Official Records of Clark County, Nevada (the "Recorder's Office") as Instrument No. 00054, as amended by that certain Agreement of Modification of Leasehold Deed of Trust dated October 25, 2002 and recorded in the Recorder's Office on October 25, 2002 as Instrument No. 00231, and by an Agreement of Second Modification of Leasehold Deed of Trust dated December 23, 2002 and recorded in the Recorder's Office on December 23, 2002 as Instrument No. 00764, (ii) that certain Leasehold Deed of Trust dated December 23, 2002, made by the Grantor to the Trustee for the benefit of the Beneficiary and recorded on December 23, 2002 in the Recorder's Office as Instrument No. 00765, and (iii) that certain Leasehold Deed of Trust dated January 30, 2004, made by the Grantor to the Trustee for the benefit of the Beneficiary and recorded on January 30, 2004 in the Recorder's Office as Instrument No. 04359.

         50.      Intentionally Omitted.

         51.      The Subject Lease.

                  (a) The Grantor shall: (i) pay all rents, additional rents and other sums required to be paid by the Grantor as lessee under and pursuant to the provisions of the Subject Lease, (ii) diligently perform and observe all of the terms, covenants and conditions of the Subject Lease on the part of the Grantor, as lessee thereunder, to be performed and observed, unless such performance or observance shall be waived or not required in writing by the lessor under the Subject Lease, to the end that all things shall be done which are necessary to keep unimpaired the rights of the Grantor, as lessee, under the Subject Lease, (iii) promptly notify the Beneficiary in writing of any default by the Grantor or lessor under the Subject Lease in the performance or observance of any of the terms, covenants or conditions on the part of, respectively, the Grantor or such lessor to be performed or observed under the Subject Lease, (iv) promptly notify the Beneficiary of the giving of any notice by the lessor under the Subject

Lease to the Grantor (other than notices customarily sent on a regular basis) and of any notice noting or claiming any default by the Grantor in the performance or observance of any of the terms, covenants or conditions of the Subject Lease on the part of the Grantor, as lessee thereunder, to be performed or observed, and deliver to the Beneficiary a true copy of each such notice, (v) promptly notify the Beneficiary in writing of any request made by either party to the Subject Lease for arbitration proceedings pursuant to the Subject Lease and of the institution of any arbitration proceedings, as well as of all proceedings thereunder, and promptly deliver to the Beneficiary a copy of the determination of the arbitrators in each such arbitration proceeding, it being acknowledged and agreed that the Beneficiary shall have the right to participate in such arbitration proceedings in association with the Grantor or on its own behalf as an interested party, (vi) furnish to the Beneficiary, within fifteen
(15) days after demand, proof of payment of all items which are required to be paid by the Grantor pursuant to the Subject Lease, and (vii) not consent to the subordination of the Subject Lease to any deed of trust with respect to the fee interest of the lessor under the Subject Lease in the Trust Property except such as may be agreed to by the Beneficiary.

                  (b) The Grantor, shall not, without the prior written consent of the Beneficiary, surrender the leasehold estate created by the Subject Lease or terminate or cancel the Subject Lease or modify, change, supplement, alter or amend the Subject Lease, in any material respect, either orally or in writing, and the Grantor hereby assigns to the Beneficiary, as further security for the payment of the Obligations and for the performance and observance of the terms, covenants and conditions of this Deed of Trust, all of the rights, privileges and prerogatives of the Grantor, as lessee under the Subject Lease, to surrender the leasehold estate created by the Subject Lease or to terminate, cancel, modify, change, supplement, alter or amend the Subject Lease in any material respect, and any such surrender of the leasehold estate created by the Subject Lease or termination, cancellation, modification, change, supplement, alteration or amendment of the Subject Lease without the prior written consent of the Beneficiary shall be voidable at the Beneficiary's option, and of no force and effect.

                  (c) Supplementing the provisions of Paragraph 51(b), it is understood and agreed that the Grantor shall not, without the Beneficiary's prior written consent, elect to treat the Subject Lease as terminated under
Section 365(h)(1) of the Bankruptcy Code. Any such election made without the Beneficiary's prior written consent shall be void. The Grantor hereby unconditionally assigns, transfers and set over to the Beneficiary all of the Grantor's claims and rights to the payment of damages arising under the Bankruptcy Code from any rejection by the lessor under the Subject Lease. The Beneficiary shall have the right to proceed in its own name or in the name of the Grantor in respect of any claim, suit, action or proceeding relating to the rejection of the Subject Lease, including, without limitation, the right to file and prosecute, to the exclusion of the Grantor, any proofs of claim, complaints, motions, applications, notices and other documents, in any case in respect of such lessor under the Bankruptcy Code. This assignment constitutes a present, irrevocable and unconditional assignment of the foregoing claims, rights and remedies, and shall continue in effect until all of the Obligations secured by this Deed of Trust shall have been satisfied and discharged in full. Any amounts received by the Beneficiary as damages arising out of the rejection of the Subject Lease as aforesaid shall be applied first to all costs and expenses of the Beneficiary (including, without limitation, attorneys' fees) incurred in connection with the exercise of any of its rights or remedies under this Paragraph 51 and then shall be applied against the Obligations in such order, priority and proportion as the Beneficiary shall determine. If any action, motion or notice shall be commenced or filed in respect of the Grantor, as lessee under the Subject Lease, or all or any portion of the Trust Property in connection with any case under the Bankruptcy Code, the Grantor shall give the Beneficiary prompt written notice thereof and the Beneficiary shall have the option, to the exclusion of the Grantor, exercisable upon notice from the Beneficiary to the Grantor, to conduct and control any such litigation with counsel of the Beneficiary's choice. The Beneficiary may proceed in its own name or in the name of the Grantor in connection with any such litigation, and the Grantor agrees to execute any and all powers, authorizations, consents and other documents required by the Beneficiary in connection therewith. The Grantor shall, upon demand, pay to the Beneficiary all costs and expenses (including, without limitation, attorneys' fees) paid or incurred by the Beneficiary in connection with the prosecution or conduct of any such proceedings. Any such costs or expenses not paid by the Grantor as aforesaid shall be secured by this Deed of Trust and shall be added to the Obligations. The Grantor shall not commence any action, suit, proceeding or case, or file any application or make any motion, in respect of the Subject Lease in any such case under the Bankruptcy Code without the prior written consent of the Beneficiary. The Grantor shall, immediately after obtaining knowledge thereof, notify the Beneficiary and its counsel, by telecopy to the numbers set forth in the Loan Agreement, of any filing by or against the lessor under the Subject Lease of a petition under the Bankruptcy Code. The Grantor shall thereafter forthwith give written notice of such filing to the Beneficiary, setting forth the date of such filing, the court in which the petition was filed and the relief sought therein. The Grantor shall promptly deliver to the Beneficiary, following receipt, any and all notices, summonses, pleadings, applications and other documents received by the Grantor in connection with any such petition and any proceedings relating thereto.

                  (d) If the Grantor shall default in the performance or observance of any term, covenant or condition of the Subject Lease on the part of the Grantor, as lessee thereunder, to be performed or observed, then, without limiting the generality of the other provisions of this Deed of Trust and without waiving or releasing the Grantor from any of its obligations hereunder, the Beneficiary shall have the right, subject to the last sentence of this Paragraph 51(d), but shall be under no obligation, to pay any sums and to perform any act or take any action as may be appropriate to cause all of the terms, covenants and conditions of the Subject Lease on the part of the Grantor, as lessee thereunder, to be performed or observed to be promptly performed or observed on behalf of the Grantor, to the end that the rights of the Grantor in, to and under the Subject Lease shall be kept unimpaired and free from default. If the Beneficiary shall make any payment or perform any act or take action in accordance with the preceding sentence, the Beneficiary will notify the Grantor of the making of any such payment, the performance of any such act, or the taking of any such action. All sums so paid by the Beneficiary and all costs and expenses incurred by the Beneficiary in connection with the performance of any such act shall be paid by the Grantor to the Beneficiary upon demand with interest at the Default Rate from the date of the payment or incurrence thereof, and the same shall be deemed to be secured by this Deed of Trust and shall be a lien on the Trust Property prior to any right, title to, interest in or claim upon the Trust Property attaching subsequent to the lien of this Deed of Trust. In any such event, subject to the rights, if any, of sublessees and other occupants under the Leases, the Beneficiary and any person designated by the Beneficiary shall have, and are hereby granted, the right to enter upon the Trust Property at any time and from time to time for the purpose of taking any such action. If the lessor under the Subject Lease shall deliver to the Beneficiary a copy of any notice of default sent by said lessor to the Grantor, as lessee under the Subject Lease, or otherwise notify the Beneficiary of such a default, any such notice shall provide full protection to the Beneficiary for any action taken or omitted to be taken by the Beneficiary, in good faith, in reliance thereon and, in any case, irrespective of whether or not an Event of Default shall have occurred hereunder.

                  (e) The Grantor hereby irrevocably appoints the Beneficiary its true and lawful attorney-in-fact in its name or otherwise to do any and all acts and to execute any and all documents which in the reasonable opinion of the Beneficiary may be necessary or desirable to preserve any rights of the Grantor in, to or under the Subject Lease, or any occupancy lease, license, franchise or concession, including, without limitation, the right (but not the obligation) to cure any defaults of the Grantor as lessee under the Subject Lease, preserve any rights of the Grantor whatsoever in respect of any part of the Trust Property or to execute an extension or renewal of the Subject Lease as hereinafter set forth. Subject to the Grantor's rights to require the same under the Subject Lease, the Grantor shall, within five (5) days of request by the Beneficiary, request from the lessor under the Subject Lease such certificates of estoppel with respect to compliance by the Grantor with the terms of the Subject Lease as may be requested by the Beneficiary and shall thereafter use reasonable efforts to obtain such certificates of estoppel from such lessor.

                  (f) The generality of the provisions of this Paragraph 51 relating to the Subject Lease shall not be limited by other provisions of this Deed of Trust or any other agreement between the Beneficiary and the Grantor, setting forth particular obligations of the Grantor which are also required of the Grantor as tenant under the Subject Lease.

                  (g) If the Grantor shall become the fee owner of the Premises and/or the Improvements, the Trust Property shall be deemed to include all right, title and interest of the Grantor (as fee owner) in and to the Premises, the Improvements and the remaining Trust Property, and this Deed of Trust shall be spread accordingly.

                  (h) If a deed of trust shall be placed against the fee interest in the Premises and for the Improvements of the lessor under the Subject Lease, the Grantor shall not subordinate the Subject Lease to the lien of any such fee deed of trust.

         52.      New Subject Lease with The Beneficiary.

                  If  the  Subject  Lease  shall  be  terminated  prior  to  the scheduled expiration of its term due to a default or event of default thereunder, and if pursuant to any provision of the Subject Lease or otherwise pursuant to an agreement between the Beneficiary and such lessor, the Beneficiary or its designee shall acquire from the lessor under the Subject Lease a new lease of the Premises and the Improvements, the Grantor shall have no right, title or interest in or to such new lease or the leasehold estate created thereby, or renewal privileges therein contained.

         53.      No Merger of Fee and Leasehold Estates.

                  So long as any portion of the Obligations shall remain unpaid, and unless the Beneficiary shall otherwise consent, the fee title to the Premises and the Improvements and the leasehold estate therein created pursuant to the provisions of the Subject Lease shall not merge, but shall always be kept separate and distinct, notwithstanding the union of such estates in the Grantor or in any other person, by purchase, operation of law or otherwise. If the Beneficiary shall acquire the fee title to the Premises and the Improvements and the leasehold estate therein created pursuant to the provisions of the Subject Lease, by foreclosure of this Deed of Trust or otherwise, such estates shall not merge as a result of such acquisition and shall remain separate and distinct for all purposes after such acquisition unless and until the Beneficiary shall elect to merge such estates.

         54.      The Trustee.

                  (a) Successor Trustee. The Trustee may resign by the giving of notice of such resignation in writing addressed to the Beneficiary, or may be removed at any time, with or without cause, by an instrument in writing duly executed by the Beneficiary. The Beneficiary shall concurrently give notice of any such resignation or removal to the Grantor. In case of the death, resignation or removal of the Trustee, a successor Trustee may be appointed by the Beneficiary without other formality than an appointment and designation in writing unless otherwise required by applicable law. Such appointment and designation will be full evidence of the right and authority to make the same and of all facts therein recited, and upon the making of any such appointment and designation, this Deed of Trust will vest in the named successor the Trustee all the right, title and interest of the Trustee in the Trust Property, and said successor will thereupon succeed to all the rights, powers, privileges, immunities and duties hereby conferred upon the Trustee. All references herein to the Trustee will be deemed to refer to the Trustee or trustees from time to time acting hereunder.

                  (b) Trustee's Powers. At any time, or from time to time without liability therefor and without notice, upon written request of the Beneficiary and presentation of this Deed of Trust for endorsement, and without affecting the personal liability of any person for payment of the indebtedness secured hereby or the effect of this Deed of Trust upon the remainder of the Trust Property, the Trustee may (i) reconvey any part of the Trust Property,
(ii) consent in writing to the making of any map or plat thereof, (iii) join in granting any easement thereon, or (iv) join in any extension agreement or any agreement subordinating the lien or charge hereof.

                  (c) Request for Notice. The Grantor hereby requests that a copy of any notice of default and a copy of any notice of sale hereunder be mailed to the Grantor at the address set forth in the heading of this Deed of Trust.

                  (d) Full Reconveyance by the Trustee. To the extent that the Trustee's signature is necessary on any full reconveyance of this Deed of Trust then, upon written request of the Beneficiary stating that all sums secured hereby have been paid, and upon surrender of this Deed of Trust to the Trustee for cancellation and retention (or disposal in accordance with applicable law), and upon payment by the Grantor of the Trustee's fees, the Trustee shall reconvey to the Grantor, or to the person or persons legally entitled thereto, without warranty, any portion of the Trust Property then held hereunder. The recitals in such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof. The grantee in any reconveyance may be described as the person or persons legally entitled thereto.

                  (e) Indemnity. The Grantor shall indemnify the Trustee against all claims, actions, liabilities, judgments, costs, attorneys' fees or other charges of whatsoever kind or nature made against or incurred by the Trustee, and arising out of the performance by the Trustee of the duties of the Trustee hereunder (except those arising from the Trustee's grossly negligent acts). The foregoing indemnity shall not terminate upon release, foreclosure or other termination of this Deed of Trust.

                  (f) The Beneficiary Action in Lieu of The Trustee. Notwithstanding anything contained in this Paragraph 54 or elsewhere in this Deed of Trust to the contrary, the Beneficiary may take any actions (other than the exercise of the power of sale) which the Trustee is authorized to take in all cases where trustees are not required by custom, practice or law to take such actions on behalf of a beneficiary under a deed of trust.

         55. NRS 106.300-400. This Deed of Trust secures future advances under the Loan Agreement. The maximum principal amount secured hereunder at any time is $3,000,000. This Deed of Trust is intended to be governed by NRS 106.300-400. As set forth in the Loan Agreement, the Beneficiary reserves the right to not make any further Advances upon receipt of a notice of termination from the Grantor contemplated by said statute.

         IN WITNESS WHEREOF, the Grantor has duly executed this Deed of Trust the day and year first above written.

                           S&W OF LAS VEGAS, L.L.C.
                           By: The Smith & Wollensky Restaurant
                               Group, Inc., Sole Member


                           By:/s/ Alan M. Mandel
                              --------------------------------------------------
                              Name:  Alan M. Mandel
                              Title: Secretary




STATE OF NEW YORK   )
                    ss.:
COUNTY OF NEW YORK  )

         On the 20th day of July in the year 2004 before me, the undersigned, a Notary Public in and for said State, personally appeared Alan M. Mandel, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                              /s/ Maria A. Chang
                              ------------------------------------
                                  Notary Public

                                    EXHIBIT A
                                    ---------

                                Legal Description

All that real property situated in the County of Clark, State of Nevada, bounded and described as follows:

The South 120 feet of the West Half (W 1/2) of the Northwest Quarter (NW 1/4) of the Southwest Quarter (SW 1/4);

AND

The North 10 feet of the West One-Half (W 1/2) of the Southwest Quarter (SW 1/4) of the Southwest Quarter (SW 1/4) of Section 21, Township 21 South, Range 61 East, M.D.B. & M.

EXCEPTING THEREFROM all State and County roads and highways.

                                   EXHIBIT A-1
                                   -----------





                         (Description of Subject Lease)


                  Lease With An Option to Purchase, dated February 9, 1998, as modified by a First Amendment to Lease Agreement, dated May 8, 1998 and by a Second Amendment to Lease Agreement dated April 29, 2003; a memorandum of which was recorded pursuant to an instrument entitled Memorandum of Lease with an Option to Purchase recorded on February 12, 1998 in Book 980212 as Instrument No. 00979 in the official records of Clark County, Nevada and also recorded on February 17, 1998 in Book 980217 as Instrument No. 00838.

Assessor's Parcel No. 162-21-301-014






                        S&W OF LAS VEGAS, L.L.C., Grantor

            TO FIRST AMERICAN TITLE COMPANY OF NEVADA, INC., Trustee

                               FOR THE BENEFIT OF

                           MORGAN STANLEY DEAN WITTER
                COMMERCIAL FINANCIAL SERVICES, INC., Beneficiary


                      _____________________________________

                             LEASEHOLD DEED OF TRUST
                                   ( NEVADA )

                      _____________________________________



                           Dated:           As of July __, 2004

                           Location:        3767 Las Vegas Boulevard South
                                            Las Vegas, Clark County, Nevada


                           RECORD AND RETURN TO:

                           Herrick, Feinstein LLP
                           2 Park Avenue
                           New York, New York 10016
                           Attention:       Stephen D. Brodie, Esq.